Exhibit 99.h.2.i

AMENDMENT NO. 32

to

SCHEDULE A

of

DELAWARE INVESTMENTS FAMILY OF FUNDS

FUND ACCOUNTING AGREEMENT

Delaware Group Adviser Funds

Delaware Diversified Income Fund

Delaware U.S. Growth Fund

Delaware Group Cash Reserve

Delaware Cash Reserve Fund

Delaware Group Equity Funds I

Delaware Balanced Fund

Delaware Group Equity Funds II

Delaware Large Cap Value Fund

Delaware Value Fund

Delaware Group Equity Funds III

Delaware American Services Fund

Delaware Small Cap Growth Fund

Delaware Trend Fund

Delaware Group Equity Funds IV

Delaware Growth Opportunities Fund

Delaware Large Cap Growth Fund

Delaware Group Equity Funds V

Delaware Dividend Income Fund

Delaware Small Cap Core Fund

Delaware Small Cap Value Fund

Delaware Group Foundation Funds

Delaware Aggressive Allocation Portfolio

Delaware Conservative Allocation Portfolio

Delaware Moderate Allocation Portfolio

Delaware Group Global & International Funds

Delaware Emerging Markets Fund

Delaware Global Value Fund

Delaware International Value Equity Fund

Delaware Group Government Fund

Delaware American Government Bond Fund (To be renamed Delaware Core Plus Bond Fund January 31, 2007)

Delaware Inflation Protected Bond Fund

Delaware Group Income Funds

Delaware Corporate Bond Fund

Delaware Delchester Fund

Delaware Extended Duration Bond Fund

Delaware High-Yield Opportunities Fund

Delaware Group Limited-Term Government Funds

Delaware Limited-Term Government Fund

Delaware Group State Tax-Free Income Trust

Delaware Tax-Free Pennsylvania Fund

Delaware Group Tax Free Fund

Delaware Tax-Free USA Fund

Delaware Tax-Free USA Intermediate Fund

Delaware Group Tax Free Money Fund

Delaware Tax-Free Money Fund

Delaware Investments Municipal Trust

Delaware Tax-Free Florida Insured Fund

Delaware Pooled Trust

The All-Cap Growth Equity Portfolio

The Core Focus Fixed Income Portfolio

The Core Plus Fixed Income Portfolio

The Emerging Markets Portfolio

The Global Real Estate Securities Portfolio

The Focus Smid-Cap Growth Equity Portfolio

The Global Fixed Income Portfolio

The High-Yield Bond Portfolio

The Intermediate Fixed Income Portfolio

The International Equity Portfolio

The International Fixed Income Portfolio

The Labor Select International Equity Portfolio

The Large-Cap Growth Equity Portfolio

The Large-Cap Value Equity Portfolio

The Mid-Cap Growth Equity Portfolio

The Real Estate Investment Trust Portfolio

The Real Estate Investment Trust Portfolio II

The Small-Cap Growth Equity Portfolio

The Smid-Cap Growth Equity Portfolio

Delaware VIP Trust

Delaware VIP Balanced Series

Delaware VIP Capital Reserves Series

Delaware VIP Cash Reserve Series

Delaware VIP Diversified Income Series

Delaware VIP Emerging Markets Series

Delaware VIP Global Bond Series

Delaware VIP Growth Opportunities Series

Delaware VIP High Yield Series

Delaware VIP International Value Equity Series

Delaware VIP REIT Series

Delaware VIP Select Growth Series

Delaware VIP Small Cap Value Series

Delaware VIP Trend Series

Delaware VIP U.S. Growth Series

Delaware VIP Value Series

Voyageur Insured Funds

Delaware Tax-Free Arizona Insured Fund

Delaware Tax-Free Minnesota Insured Fund

Voyageur Intermediate Tax Free Funds

Delaware Tax-Free Minnesota Intermediate Fund

Voyageur Mutual Funds

Delaware Minnesota High-Yield Municipal Bond Fund

Delaware National High-Yield Municipal Bond Fund

Delaware Tax-Free California Fund

Delaware Tax-Free Idaho Fund

Delaware Tax-Free New York Fund

Voyageur Mutual Funds II

Delaware Tax-Free Colorado Fund

Voyageur Mutual Funds III

Delaware Large Cap Core Fund

Delaware Select Growth Fund

Voyageur Tax Free Funds

Delaware Tax-Free Minnesota Fund

Dated as of January 9, 2007

DELAWARE SERVICE COMPANY, INC.		DELAWARE GROUP ADVISER FUNDS
DELAWARE GROUP CASH RESERVE
DELAWARE GROUP EQUITY FUNDS I
By:	/s/ Richard Salus	DELAWARE GROUP EQUITY FUNDS II
Name:	Richard Salus	DELAWARE GROUP EQUITY FUNDS III
Title:	Senior Vice President/Chief Financial	DELAWARE GROUP EQUITY FUNDS IV
	Officer	DELAWARE GROUP EQUITY FUNDS V
DELAWARE GROUP FOUNDATION FUNDS
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE GROUP GOVERNMENT FUND
DELAWARE GROUP INCOME FUNDS
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX FREE FUND
DELAWARE GROUP TAX-FREE MONEY FUND
DELAWARE INVESTMENTS MUNICIPAL TRUST
DELAWARE POOLED TRUST
DELAWARE VIP TRUST
VOYAGEUR INSURED FUNDS
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
VOYAGEUR MUTUAL FUNDS III
VOYAGEUR TAX FREE FUNDS

		By:	/s/ Patrick P. Coyne
		Name:	Patrick P. Coyne
		Title:	President/Chief Executive Officer